Exhibit 10.6

Lock-Up Agreement

[  ], 20261

AC Sunshine Securities LLC

200 E. Robinson Street, Suite 295

Orlando, FL 32801

As representative of the several underwriters named on Schedule A of the Underwriting Agreement

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to AC Sunshine Securities LLC (the “Representative”) in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Poche Technology Co., Limited, a Cayman Islands exempted company with limited liability (the “Company”), and the Representative, relating to the proposed public offering (the “Offering”) of ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), of the Company.

In order to induce the Underwriters (as defined in the Underwriting Agreement) to continue their efforts in connection with the Offering, and in light of the benefits that the Offering will confer upon the undersigned in its capacity as a shareholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, during the period beginning on and including the date of this Agreement through and including the date that is six (6) months from the date of this Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Ordinary Shares now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”)) (such shares, the “Beneficially Owned Shares”) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Ordinary Shares.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1) if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned, (c) as a bona fide gift to a charity or educational institution, (d) any transfer pursuant to a qualified domestic relations order or in connection with a divorce; or (e) if the undersigned is or was an officer, director or employee of the Company, to the Company pursuant to the Company’s right of repurchase upon termination of the undersigned’s service with the Company;

(2) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value;

1 Pricing date

(3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;

(4) (a) exercises of stock options or equity awards granted pursuant to an equity incentive or other plan or warrants to purchase Ordinary Shares or other securities (including by cashless exercise to the extent permitted by the instruments representing such stock options or warrants so long as such cashless exercise is effected solely by the surrender of outstanding stock options or warrants to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price), provided that in any such case the securities issued upon exercise shall remain subject to the provisions of this Agreement (as defined below); (b) transfers of Ordinary Shares or other securities to the Company in connection with the vesting or exercise of any equity awards granted pursuant to an equity incentive or other plan and held by the undersigned to the extent, but only to the extent, as may be necessary to satisfy tax withholding obligations pursuant to the Company’s equity incentive or other plans;

(5) the exercise by the undersigned of any warrant(s) issued by the Company prior to the date of this Agreement, including any exercise effected by the delivery of shares of Ordinary Shares of the Company held by the undersigned; provided, that, the Ordinary Shares received upon such exercise shall remain subject to the restrictions provided for in this Agreement;

(6) the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of 100% of the voting securities of the Company, (b) the Company merges into or consolidates with any other entity, or any entity merges into or consolidates with the Company, (c) the Company sells or transfers all or substantially all of its assets to another person, or (d) provided, that, the Ordinary Shares received upon any of the events set forth in clauses (a) through (c) above shall remain subject to the restrictions provided for in this Agreement;

(7) the Offering;

(8) transfers consented to, in writing, by the Representative; or

(9) transactions relating to Ordinary Shares acquired in open market transactions after the completion of the Offering; provided that, no filing by any party under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transactions;

provided however, that in the case of any transfer described in clauses (1), (2) or (3) above, it shall be a condition to the transfer that the transferee executes and delivers to the Representative, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the transferee and not to the immediate family of the transferor) and otherwise satisfactory in form and substance to the Representative and in the case of any transfer described in clause (1) above, it shall be a condition to the transfer that any filing under Section 16(a) of the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of the undersigned’s securities in connection with such transfer or distribution shall clearly indicate in the footnotes thereto the nature and conditions of such transfer. For the avoidance of doubt, such agreement shall contain the same terms described in this Agreement that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer.

In addition, the restrictions set forth herein shall not prevent the undersigned from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (i) a copy of such plan is provided to the Representative promptly upon entering into the same and (ii) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Agreement is terminated in accordance with its terms. For purposes of this Agreement, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

2

If (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Representative waives, in writing, such extension.

If the undersigned is an officer or director of the Company, the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares, the Representative will notify the Company of the impending release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two business days after the publication date of such press release; provided, that such press release is not a condition to the release of the aforementioned lock-up provisions due to the expiration of the Lock-Up Period. The provisions of this paragraph will also not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

In furtherance of the foregoing, (1) the undersigned also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned for the term of the Lock-Up Period.

This Agreement shall automatically terminate upon the earliest to occur, if any, of (1) either the Representative, on the one hand, or the Company, on the other hand, advising the other in writing, they have determined not to proceed with the Offering, (2) termination of the Underwriting Agreement before the sale of Ordinary Shares, (3) the withdrawal of the Registration Statement, or (4) the Underwriting Agreement does not become effective or (5) the Offering has not closed by the expiration of the engagement period set forth in the engagement letter between the Company and the Representative or (6) such other date as may be agreed as the final date of the Offering if the Company and the Representative extend the Offering.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page Follows]

3

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

# of Ordinary Shares Held by Signatory:

4